UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549

                                          FORM 8-K

                                        CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of the
                             Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 26, 2005
                                                      ------------------

                             Presidential Realty Corporation
  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
            (Exact name of registrant as specified in its charter)

              DELAWARE                 1-8594                13-1954619
             ---------                 -------               -----------

          (State or other
           jurisdiction of      (Commission File Number)    (I.R.S. Employer
           incorporation)                                    Identification
                                                                  Number)

         180 South Broadway, White Plains, New York               10605
         ------------------------------------------               ------
          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code           (914) 948-1300
                                                             --------------
                             No change since last Report
           -------------------------------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17CFR230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act(17CFR240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17CFR240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17CFR240.13e-4(c))


Item 2.01         Completion of Acquisition or Disposition of Assets

On January 26, 2005, Presidential Realty Corporation (the "Company" or "Presidential") completed the sale of Farrington Apartments, a 224 unit garden apartment property in Clearwater, Florida (the "Property") to Farrington Apartments, LLC, a private real estate company not affiliated with Presidential. The sales price was $9,325,965, of which $1,720,000 was paid in cash and the $7,605,965 balance was paid by the assumption by the purchaser of the first mortgage on the Property. In connection with the closing, Presidential gave the purchaser a $300,000 credit against the purchase price for hurricane damage sustained by the Property prior to closing and retained the insurance proceeds of $253,000.

At June 30, 2004, the Property and the operations of the Property were classified as discontinued operations on the Company's financial statements. As a result, the assets and liabilities of the Property were classified separately on the Company's balance sheet. For the nine months ended September 30, 2004, loss from discontinued operations of the Property was $156,587 and at September 30, 2004 assets related to such discontinued operations were $9,228,298 and liabilities related to such discontinued operations were $7,679,088.

Item 9.01         Financial Statements and Exhibits

Pro forma financial information relating to the sale of the Property is not required because the assets and liabilities and the operations of the Property were previously reported as discontinued operations in the Company's Form 10-QSB filed for the nine months ended September 30, 2004 and will be reported as discontinued operations in the Company's Form 10-KSB for the year ended December 31, 2004 which will be filed on or before March 31, 2005.





                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    January 31, 2005                   PRESIDENTIAL REALTY CORPORATION



                                            By: /s/ Jeffrey F. Joseph
                                                ---------------------------
                                                Jeffrey F. Joseph
                                                President